UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 19, 2023

Commission File Number	Exact Name of Each Registrant as specified in its charter; State of Incorporation; Address; and Telephone Number			IRS Employer Identification No.
1-8962	PINNACLE WEST CAPITAL CORPORATION			86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
	Phoenix	Arizona	85072-3999
	(602)	250-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PNW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 17, 2023, at the Annual Meeting of Shareholders, the shareholders of Pinnacle West Capital Corporation (the “Company”) approved the First Amendment (the “First Amendment”) to the 2021 Long-Term Incentive Plan (the “2021 Plan”). The First Amendment amends the 2021 Plan to (i) increase the maximum number of shares of the Company’s common stock authorized for issuance over the term of the 2021 Plan by 3,082,390 shares; (ii) change the time-based vesting of restricted stock and restricted stock units subject to the five percent limitation from three years to one year; and (iii) extend the term of the 2021 Plan to June 1, 2033, unless terminated earlier by the Board of Directors of the Company.

For a summary of the principal provisions of the 2021 Plan, as amended by the First Amendment, see the section entitled “Proposal 4: Approval of the First Amendment to the 2021 Long-Term Incentive Plan” of the Company’s 2023 Proxy Statement on Schedule 14A, filed with the Securities Exchange Commission (the “SEC”) on April 5, 2023 (the “Proxy Statement”), as supplemented by the additional proxy materials field with the SEC on April 5, 2023, May 1, 2023 and May 2, 2023 (the “Additional Proxy Materials”).

The description of the 2021 Plan, as amended by the First Amendment, set forth in the Proxy Statement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The description is qualified in its entirety by reference to the First Amendment and the 2021 Plan, as amended, attached to the Proxy Statement as Appendix A, which is included as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 17, 2023, at the Annual Meeting of Shareholders of the Company, the following items set forth in our Proxy Statement were voted upon:
Item 1. The nominees listed below were elected directors with the respective votes set forth opposite their names:

	FOR	WITHHELD	BROKER NON-VOTE
Glynis A. Bryan	92,350,002	930,035	8,139,499
Gonzalo A. de la Melena, Jr.	92,204,001	1,076,036	8,139,499
Richard P. Fox	90,933,051	2,346,986	8,139,499
Jeffrey B. Guldner	89,349,665	3,930,372	8,139,499
Kathryn L. Munro	88,679,500	4,600,537	8,139,499
Bruce J. Nordstrom	87,791,045	5,488,992	8,139,499
Paula J. Sims	91,982,503	1,297,534	8,139,499
William H. Spence	92,313,775	966,262	8,139,499
Kristine L. Svinicki	92,580,738	699,299	8,139,499
James E. Trevathan, Jr.	92,265,250	1,014,787	8,139,499

As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2023, David P. Wagener, who was nominated in the Proxy Statement for re-election to the Board of Directors of the Company, resigned prior to the Annual Meeting of the Shareholders and his nomination for election to the Board of Directors of the Company was withdrawn.

Item 2. The advisory resolution to approve executive compensation, as disclosed in the Proxy Statement, was approved, with the following votes cast:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
88,057,257	4,873,328	349,452	8,139,499

Item 3. The advisory vote on the frequency of the advisory vote on executive compensation favored an annual vote, with the following votes cast:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
91,241,199	171,888	1,628,973	237,977	8,139,499

Item 4. The First Amendment to the 2021 Plan was approved, with the following votes cast:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
86,109,782	6,783,889	386,366	8,139,499

Item 5. The appointment of Deloitte & Touche LLP as independent accountant for the year ending December 31, 2023 was ratified, with the following votes cast:

FOR	AGAINST	ABSTAIN
93,545,999	7,637,172	236,365

Item 6. The shareholder proposal requesting the Company to adopt a policy and amend the governing documents as necessary to separate the role of Chairman and Chief Executive Officer was not approved, with the following votes cast:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
21,966,421	70,819,948	493,668	8,139,499

Item 9.01.    Financial Statements and Exhibits.
    (d)    Exhibits

Exhibit No.	Description

10.1
Description of the Company’s 2021 Plan, as amended by the First Amendment (incorporated by reference to “Proposal 4: Approval of the First Amendment to the 2021 Long-Term Incentive Plan” included in the registrant’s Proxy Statement).

10.2	First Amendment and 2021 Plan, as amended (incorporated by reference to Appendix A to the registrant’s Proxy Statement).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: May 19, 2023	/s/ Robert E. Smith
Robert E. Smith
Executive Vice President, General Counsel and
Chief Development Officer